LIFELOCK

NOVEMBER 2014



Safe Harbor Statement

This presentation contains "forward-looking" statements that are based on our beliefs and assumptions and on information currently available to us. Forward-looking statements include information concerning our possible or assumed future results of operations, financial goals, business strategies, financing plans, competitive position, product development, membership growth, strategic and enterprise opportunities and partnerships, marketing and advertising plans, industry environment, potential growth opportunities, potential market opportunities and the effects of competition.

Forward-looking statements include all statements that are not historical facts and can be identified by terms such as "anticipates," "believes," "could," "seeks," "estimates," "intends," "may," "plans," "potential," "predicts," "projects," "should," "will," "would" or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our beliefs and assumptions only as of the date of this presentation. You should read the documents that we file with the Securities and Exchange Commission (SEC), including the risks detailed from time to time therein, completely and with the understanding that our actual future results may be different from what we expect. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future.

This presentation includes certain non-GAAP financial measures as defined by SEC rules. As required by Regulation G, we have provided a reconciliation of those measures to the most directly comparable GAAP measures, which is available in the Appendix.

Recent Business Highlights

- Launched next evolution of our service suite – LifeLock Standard, LifeLock Advantage, and LifeLock Ultimate Plus.
- Re-launched LifeLock Wallet mobile app in both major app stores.
- Launched beta test of LifeLock Privacy Monitor allowing consumers to find, remove or opt out of a number of consumer marketing databases.
- Signed reseller agreement with Washington Federal, our largest consumer financial institution deal.
- Recorded the 38th consecutive quarter of sequential growth in revenue and cumulative ending members.
- Added approximately 912,000 gross new members in the first three quarters of 2014 and ended the quarter with approximately 3.52 million members.
- Achieved an annual retention rate of 87.5% for the third quarter of 2014, in excess of 87% for 8 consecutive quarters.
- Increased monthly average revenue per member to $11.22 for the third quarter of 2014 from $10.48 for the third quarter of 2013.

The Cost of Identity Theft

26
MILLION
US victims of
identity theft
in past 12 month period**

823
MILLION
number of
records exposed by
data breach in 2013****

Identity theft is the
#1 COMPLAINT
reported in the US
for the last 14 years*

$25
BILLION
cost of
identity fraud
in US in 2012***

Every 2 seconds
Someone is a victim of
identity theft**

* Colleen Tressler, "Identity theft tops list of consumer complaints for 14th consecutive year," Federal Trade Commission, Feb 27, 2014.
** Identity Theft Study, a commissioned survey conducted by Forrester Consulting on behalf of LifeLock, April/May 2014. Results are based on survey participant identity theft and life events of past 12 months.
*** The Bureau of Justice Statistics bulletin, *Victims of Identity Theft, 2012* (December 2013)
**** Online Trust Alliance, 2014 Data Protection & Breach (2014)

The Increasing Risk of Identity Fraud

1.7
BILLION
Social Network Users*

Social Media users are **3 times more likely** than non-social media users to be an identity theft victim in the past 12 months.*****

7.0
BILLION
Mobile Devices**

Smartphone users are **3.5 times more likely** than non-smartphone users to be an identity theft victim in the past 12 months*****

1.3
TRILLION
E-Commerce Sales***

Online Shoppers are **4 times more likely** to be an identity theft victim in the past 12 months .*****

17%
OF ALL
Reported Claims****

*2013 estimated users eMarketer (2013).
**Forrester research custom forecast for LifeLock (2013).
***2013 sales estimate. eMarketer (2013).
****FTC Consumer Sentinel Data Book for 2013 (2014). Based on the number of complaints filed with FTC.
***** Identity Theft Study, a commissioned survey conducted by Forrester Consulting on behalf of LifeLock, April/May 2014. Results are based on survey participant identity theft and life events of past 12 months.



Concerned About Security – 78 Million

30+ Million are doing something
40+ Million are doing nothing



Current Market Share
3.5 Million



Adults in US

240 Million


Income of $50K Plus

Enterprise Market Opportunity


216 Million
Transactions in 2013
3.4 Billion
Target Opportunity

The LifeLock Ecosystem


Member Data Elements & Authenticating Responses
Predictive Analytics
Technology Platform
Data Repository
Proactive Identity Use Alerts
Real-time ID Scores
Cross-Industry Data Elements
Data growth builds momentum

Growth Strategy

Take advantage of our unique ecosystem

Expand data inputs

Evolve targeting and messaging

Leverage mobile

Grow partner channel

Long Term Vision – Identity Bureau



IDA Market: Leading Enterprises across a wide range of industries

Wireless Providers
4 of the Top 5 Carriers

Credit Card Issuers
7 of the Top 8 Issuers

Retail Card Issuers
4 of the top 5 retail credit card issuers

Alternative Lenders

Auto Lenders

Alternative Payments

Superior Performance From Differentiated Data

ID Network: A real-time, cross-industry network of consumer behavioral data

- Over 1 trillion data elements
- Over 2 billion *high-value* consumer events
- Unique data others don't see
- Over 3.3 million known identity frauds
- Can score 100% of US adult population


Online Identity Information
Confirmed Identity Fraud Events
Personal Identity Information
Account Performance Data

1-800-LifeLock LifeLock.com

Uncovering Risk

A broad network of identity behavioral connections and linkages provides deep insight into identity risk


Legend
- SSN
- Name
- Address
- Phone
- Date of Birth
- Email Address
- Application
- Fraud Application
17
41
20
9
3
Confirmed fraud connected to identity elements
Visibility into unusual identity behavior such as high velocity

Enable the Enterprise, Empower the Consumer


ID Score: 721
Online Identity Information
Confirmed Identity Fraud Events
Personal Identity Information
Account Performance Data
LifeLock
Did you open a new credit card?
NO, this was not me

Growth Strategy: 3.4 Billion Alertable Transactions

Market Opportunity

Expand the Core	Penetrate Adjacent Markets	Establish eCommerce Market
580 Million	**360 Million**	**2.5 Billion**

Product Evolution


LifeLock Basic
$10 month
LifeLock Standard
$9.99
LifeLock Command Center
$15 month
LifeLock Advantage
$19.99
LifeLock Ultimate
$25 month
LifeLock Ultimate Plus
$29.99
LifeLock Junior
$5.99 month
LifeLock Mobile
2009
2010
2011
2012
2013
2014

New Product Lineup

LifeLock Standard
$9.99

All features in our basic LifeLock service, plus:

- Enhanced insurance policy that underwrites our service guarantee

LifeLock Advantage
$19.99

All features in LifeLock Standard, plus:

- Credit card, checking and savings account alerts
- Online annual credit report and score
- Data breach notifications
- Court records scanning
- Fictitious identity scanning

LifeLock Ultimate Plus
$29.99

All features in our LifeLock Advantage service plus:

- Sex Offender Reports
- Investment account activity alerts
- Online annual Tri-bureau credit report and score
- Tri-bureau credit inquiry activity monitoring
- Monthly credit score tracking
- Bank Account Takeover Alerts

LifeLock Consumer -3 Layers of Protection

DETECT	ALERT	RESTORE
Monitor over a trillion data points every day	Proactive alerts that empower consumers	24x7 Certified resolution specialists to handle your case

Live freely in an always connected world


Carrier
12:59 PM
Jack's Alerts
New Application
September 3, 2013
You are receiving this alert because LifeLock detected an application or request for a new payday loan, credit card or other account using some of your information.
Alert date: September 3, 2013
Type: New Application
Category: Utility
Company: Verizon Wireless
Do you recognize this credit alert?
Yes, this was me
No, this was not me
Contact LifeLock



email

SMS / TEXT

Integrated Voice Response

Priorities


Continuum Process
1 REACH
LifeLock WALLET
LifeLock Members
2 CONVERSION
4 VIRALITY
$
$
$
3 MONETIZATION

Myth #1: "My credit card protects me"



Credit Card

- Narrow Visibility
- Card Fraud Not Identity Protection

Myth #2: “I can do this by myself”


DIY

- Limited DIY Steps
- Not Realistic
- Not Real Time
- Not Effective

Myth #3: “Credit monitoring is good enough”



Credit Monitoring

- Not Comprehensive
- Speed Matters
- Reactive Not Proactive

The LifeLock Difference...



Unique Data



Superior Technology

LifeLock

Trusted Brand

Growth, Retention, Customer Satisfaction

Multi-Channel GTM Strategy


Direct To Consumer Marketing
Partner Distribution Channels

Television: A More Diverse Mix

Shifting Media Spend Towards Digital


$
2012
2013
2014 (est)
Online
Offline

Educate, Educate, Educate

National PTA
everychild. onevoice.

NOVA
National Organization for Victim Assistance

FBI-LEEDA
LAW ENFORCEMENT EXECUTIVE DEVELOPMENT ASSOCIATION

Brand Leadership


% who said that, if they were signing up, they'd consider this brand
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
42%
11%
11%
9%
8%
8%
7%
7%
6%
5%
5%
4%
LifeLock
Experian
Equifax
Credit Karma
My Credit Card Co.
Identity Guard
Trusted ID
My Bank
FreeCreditScore.com
ProtectMyId
ID Patrol
TransUnion

A commissioned survey conducted in June 2014 by MSI International on behalf of LifeLock.
Base: Total Respondents (aware)
Q10b. Imagine you were signing up for Security Identity Protection service. Which number best describes how likely you would be to consider the following companies? (10-point scale: 10=extremely likely to consider; 1=not at all likely to consider)

Partner Overview


Co-Marketing
Embedded
Direct Response
Affiliates
Employee Benefits
Breach

2014 Partner Channel Growth

Strategic partner investments in 2014.

- FINANCIAL SERVICES
- SUBSCRIPTION SERVICES
- AFFINITY PROGRAMS
- EMPLOYEE BENEFITS
- AFFILIATES

Financial Services Case Study


FINANCIAL
SERVICES

of Members


1055
Credit
Monitoring
3738
LifeLock

Profile:

Mid-Size Community Bank

Bank had $2.5 billion in assets

LTV Revenue per Member


$415
Credit
Monitoring
$810
LifeLock

Overview:

A commercial bank displaced a credit monitoring offer with LifeLock.

LifeLock
RELENTLESSLY PROTECTING YOUR IDENTITY

Revenue and Adjusted EBITDA



Revenue ($M)
500.0
400.0
300.0
200.0
100.0
-
2010
2011
2012
2013
2014*
Consumer
Enterprise



Adjusted EBITDA ($M)
60.0
50.0
40.0
30.0
20.0
10.0
-
(10.0)
2010
2011
2012
2013
2014*

* 2014 Revenue and Adjusted EBITDA figures are based on the mid-point of the guidance provided in our Earnings Results call on October 29, 2014 for the full year ending December 31, 2014

Member Metrics


Gross New Members
1,000
800
600
400
200
517
704
762
944
698
912
2010
2011
2012
2013
YTD 2014*


Cumulative Ending Members
3.6
3.4
3.2
3.0
2.8
2.6
2.4
2.2
2.0
1.8
1.6
2010
2011
2012
2013
2014

* For the nine month period ended September 30, 2014

Revenue per Member


11.50
10.50
9.50
8.50
7.50
12%
10%
8%
6%
4%
2%
0%
2010
2011
2012
2013
YTD 2014*
ARPU
YOY Growth

* For the nine month period ended September 30, 2014

Product Mix


100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2010
2011
2012
2013
YTD 2014 GNM*
LifeLock Premium Products**
LifeLock Command Center
LifeLock Basic and Standard
LifeLock for Minors/LifeLock Junior

* Gross new members for the nine month period ended September 30, 2014
** LifeLock Premium Products include LifeLock Ultimate, LifeLock Ultimate Plus & LifeLock Advantage.

Annual Retention Rate


90.0%
85.0%
80.0%
75.0%
70.0%
79.1%
82.7%
87.1%
87.8%
87.5%
2010
2011
2012
2013
Q3 2014


2013 Cohort Aging
100%
95%
90%
85%
80%
75%
70%
82.1%
87.1%
89.1%
90.5%
91.7%
93.1%
93.7%
1
2
3
4
5
6
7
# of Years a Member

Growing Lifetime Value

Member Base


2010
2011
2012
2013
COA
Fulfillment
Net LTV

New Members


2010
2011
2012
2013
COA
Fulfillment
Net LTV

Free Cash Flow


$90.0
$70.0
$50.0
$30.0
$10.0
$(10.0)
$(30.0)
2009
2010
2011
2012
2013
2014*

* 2014 Free Cash Flow is based on the mid-point of the guidance provided in our Earnings Results call on October 29, 2014 for the full year ending December 31, 2014

Strong Balance Sheet

	Dec 31, 2013 $Millions (restated)	Sept 30, 2014 $Millions
Cash and Marketable Securities	172.6	238.3
Goodwill & Intangible Assets	206.6	199.9
Deferred Tax Assets	46.3	46.5
Total Other Assets	36.2	43.6
Deferred Revenue	119.1	145.8
Debt	-	-
Total Other Liabilities	42.0	59.9
Stockholder's Equity	300.6	322.6

Long Term Goals

	2010	2011	2012	2013	LT Goals[1]
Adj GM%	68%	68%	71%	73%	75% - 77%
Adj S&M	48%	47%	44%	44%	36% - 39%
Adj T&D	13%	9%	10%	10%	9% - 10%
Adj G&A	13%	8%	7%	9%	7% - 8%
Adj EBITDA	(3.2)%	6.4%	11.2%	11.4%	20% - 25%
FCF	(10)%	12%	15%	18%	18 - 23%

[1] These goals are forward-looking, are subject to significant business, economic, regulatory, competitive, and other uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. For discussion of some of the important factors that could cause these variations, please consult the "Risk Factors" section in our filings with the Securities and Exchange Commission from time to time, including our Form 10-K/A for the year ended December 31, 2013 and Form 10-Q/A for the period ended June 30, 2014. Nothing in this presentation should be regarded as a representation by any person that these goals will be achieved and the Company undertakes no duty to update its goals.

SaaS + Internet + Security (128 companies)

Revenue >$100mm
115 companies

SaaS + Internet + Security

Revenue >$100mm
Revenue Growth >20%
Gross Margin >70%
EBITDA Margin >10%
FCF Margin >10%

10 companies

Key Investment Highlights

- **Large and growing** addressable market
- **Leader** in consumer identity theft and enterprise fraud protection
- **Industry leading** service offering
- Strong **barriers to entry**: data, analytics, technology platform, and brand
- Experienced management team with **track record of execution**
- **Predictable** subscription model
- Compelling combination of **growth, profitability, and cash flow**

Appendix



GAAP to Non-GAAP Reconciliations

Reconciliation of Net Cash Provided By (Used In) Operating Activities to Free Cash Flow

	2009	2010	2011	2012	2013
Cash flows provided by (used in) operations	(23.4)	(14.5)	24.3	48.4	77.4
Less: Acquisitions of property and equipment	5.1	1.5	2.0	7.5	10.4
Free Cash Flow	(28.5)	(16.0)	22.3	40.9	67.0
		-9.9%	11.5%	14.8%	18.1%

Reconciliation of Net Income (Loss) to Adjusted EBITDA

	2010	2011	2012	2013
Net income (loss)	(15.4)	(4.3)	23.5	54.5
Depreciation and amortization	4.2	3.7	10.4	12.8
Share-based compensation	3.3	3.3	6.8	11.1
Interest expense	1.4	0.2	3.7	0.4
Interest income	-	-	-	(0.1)
Change in fair value of warrant liabilities	1.3	8.7	(3.1)	-
Change in embedded derivatives	-	-	2.8	-
Other expense	-	-	-	-
Acquisition expenses	-	0.6	0.7	1.1
Income tax (benefit) expense	-	0.2	(13.7)	(37.5)
Adjusted EBITDA	(5.2)	12.5	31.0	42.2

GAAP to Non-GAAP Reconciliations

Reconciliation of Cost of Services to Adjusted Cost of Services	2010	2011	2012	2013
Cost of services	51.4	62.6	79.9	100.1
Share-based compensation	(0.3)	(0.3)	(0.6)	(0.8)
Adjusted Cost of Services	51.1	62.3	79.3	99.3

Reconciliation of Gross Profit to Adjusted Gross Profit	2010	2011	2012	2013
Gross Profit	110.8	131.3	196.5	269.6
Share-based compensation	0.2	0.3	0.6	0.8
Adjusted Gross Profit	111.0	131.6	197.2	270.4

GAAP to Non-GAAP Reconciliations

Reconciliation of Sales and Marketing Expenses to Adjusted Sales and Marketing Expenses	2010	2011	2012	2013
Sales and marketing expenses	78.8	91.2	123.0	162.4
Share-based compensation	(0.7)	(0.7)	(1.1)	(1.3)
Adjusted sales and marketing expenses	78.1	90.5	121.9	161.1

Reconciliation of Technology and Development Expenses to Adjusted Technology and Development Expenses	2010	2011	2012	2013
Technology and development expenses	21.3	17.7	29.5	40.0
Share-based compensation	(0.8)	(0.8)	(1.7)	(2.8)
Acquisition related expenses	-	-	-	-
Adjusted technology and development expenses	20.5	16.9	27.8	37.2

GAAP to Non-GAAP Reconciliations

Reconciliation of General and Administrative Expenses to Adjusted General and Administrative Expenses	2010	2011	2012	2013
General and administrative expenses	23.3	17.5	24.6	42.1
Share-based compensation	(1.5)	(1.5)	(3.3)	(6.2)
Acquisition related expenses	-	(0.6)	(0.7)	(1.0)
Adjusted general and administrative expenses	21.8	15.4	20.6	34.9

Components of Profit and Loss

	2013	
	$M	% of Rev
Consumer revenue	340.1	92.0%
Enterprise revenue	29.5	8.0%
Total revenue	369.7	100.0%
Adj COS	99.3	26.9%
Adj GM	270.4	73.1%
Adj S&M	161.0	43.5%
Adj T&D	37.1	10.0%
Adj G&A	34.9	9.4%
Adj EBITDA	42.2	11.4%

Cost of Service


Enterprise
Depn/Other
Credit Card Fees
Fulfillment Partners (incl Insurance)
Member Services

Components of Profit and Loss

	2013	
	$M	% of Rev
Consumer revenue	340.1	92.0%
Enterprise revenue	29.5	8.0%
Total revenue	369.7	100.0%
Adj COS	99.3	26.9%
Adj GM	270.4	73.1%
Adj S&M	161.0	43.5%
Adj T&D	37.1	10.0%
Adj G&A	34.9	9.4%
Adj EBITDA	42.2	11.4%


Sales and Marketing
Enterprise
Production
Personnel
Depn/
Other
Commissions
Media